UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. __)

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NATIONWIDE MUTUAL FUNDS
(Name of Registrant as Specified in Its Charter)

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NATIONWIDE MUTUAL FUNDS
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848-0920

September 27, 2018

Dear Shareholder:

The enclosed Information Statement details a recent subadviser change relating to the Nationwide Dynamic U.S. Growth Fund (the "Fund"), a series of Nationwide Mutual Funds (the "Trust"). Until recently, the Fund was known as the "Nationwide Growth Fund."

Specifically, the Board of Trustees of the Trust (the "Board") approved the selection of BNY Mellon Asset Management North America Corporation ("BNY Mellon") to serve as the new subadviser to the Fund.  At the same time, the Board approved the termination of Boston Advisors, LLC ("Boston Advisors") as the Fund's subadviser.  These changes became effective on July 16, 2018.  The Trust has received an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that allows certain subadviser changes to be made without shareholder approval (the "Manager of Managers Order"). The Manager of Managers Order instead requires that this Information Statement be sent to you. Additionally, the Trust has received interpretive guidance from the staff of the SEC's Division of Investment Management allowing the Trust, in lieu of physical delivery of the Information Statement, to make the Information Statement available to you online. The Information Statement will be available on the Trust's website at http://www.nationwide.com/mutualfundsshareholdernews until January 15, 2019.  A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Trust at (855) 835-8314.

Please read the enclosed Information Statement for additional information.

We look forward to continuing to serve you and the Fund in the future.

Sincerely,

/s/ Eric E. Miller
Eric E. Miller
Secretary, Nationwide Mutual Funds

NATIONWIDE MUTUAL FUNDS
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848-0920

INFORMATION STATEMENT

Nationwide Mutual Funds (the "Trust") is furnishing this Information Statement with respect to the Nationwide Dynamic U.S. Growth Fund (the "Fund"), a series of the Trust. Until recently, the Fund was known as the "Nationwide Growth Fund."

The Trust has received an exemptive order (the "Manager of Managers Order") from the U.S. Securities and Exchange Commission (the "SEC"), which permits Nationwide Fund Advisors ("NFA"), the Fund's investment adviser, to hire new subadvisers that are unaffiliated with NFA, to terminate subadvisory relationships, and to make changes to existing subadvisory agreements with the approval of the Trust's Board of Trustees (the "Board" or the "Trustees"), but without obtaining shareholder approval, provided, among other things, that the Fund sends to its shareholders an information statement describing any new subadviser within 90 days of hiring such subadviser.

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

The Fund is an investment portfolio, or series, of the Trust. The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with NFA. Pursuant to the Investment Advisory Agreement, NFA may select one or more subadvisers for the Fund and supervises the Fund's daily business affairs, subject to the supervision and direction of the Board. NFA selects one or more subadviser(s) it believes will provide the Fund with high-quality investment management services consistent with the Fund's investment objective. NFA is responsible for the overall monitoring of the Fund's subadviser(s).

Effective July 16, 2018, BNY Mellon Asset Management North America Corporation ("BNY Mellon") began serving as the subadviser to the Fund, following the termination of Boston Advisors, LLC ("Boston Advisors"), the Fund's previous subadviser. As a result of this change, the Fund is now subadvised by BNY Mellon.

BNY Mellon is independent of NFA and discharges its responsibilities subject to the oversight and supervision of NFA and the Board. BNY Mellon is paid a subadvisory fee by NFA from the management fees NFA receives from the Fund. In accordance with procedures adopted by the Board, the subadviser of the Fund may effect portfolio transactions through an affiliated broker-dealer that receives brokerage commissions in connection therewith as permitted by applicable law.

The purpose of this Information Statement is to report the selection of BNY Mellon, located at One Boston Place, 14th Floor, Boston, MA 02108, as the new subadviser to the Fund. The Board approved the appointment of BNY Mellon as subadviser to the Fund on June 13, 2018, and BNY Mellon began serving as the Fund's subadviser on July 16, 2018, following the termination of Boston Advisors. The factors considered by the Board in making its decision to approve BNY Mellon as the subadviser, as well as other important information, are described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

As part of NFA's duties to select and supervise the Fund's subadviser, NFA is responsible for communicating performance expectations to, and evaluating the performance of, the subadviser and recommending to the Board whether a new subadviser should be hired or whether the subadviser's contract with the Trust should be renewed, modified or terminated. NFA periodically provides written reports to the Board describing the results of its evaluation and monitoring functions.

The Fund's investment objective is to seek long-term capital growth.

Boston Advisors had been the Fund's subadviser since March 2014.  As the Fund's subadviser, Boston Advisors applied a strategy that was designed to provide investors with exposure to stocks of larger companies while also, during periods of high equity market volatility or stock price declines, providing a hedging strategy that sought to reduce the extent of investment losses to the Fund.  Under normal equity market circumstances, the Fund invested primarily in common stocks issued by large-cap companies, utilizing a growth style of investing.  Boston Advisors was unsuccessful, however, in producing and sustaining strong investment returns for the Fund, and the Fund's performance generally ranked below the median of its Morningstar peer group.  For the foregoing reason, NFA believed that a different subadviser with the potential for more favorable investment returns was warranted. In addition, NFA believed that the appointment of a subadviser whose investment process that would differentiate the Fund from other large capitalization equity mutual funds would have the potential to stabilize the Fund's asset flows and to attract new investments to the Fund. NFA recommended to the Board in June 2018 that Boston Advisors be terminated as the Fund's subadviser.

In evaluating potential subadvisers for the Fund, NFA sought a subadviser who, among other things, would provide an investment strategy that would be consistent with the Fund's objective of seeking long-term capital growth, had achieved superior absolute and risk-adjusted returns, and had a unique and compelling investment process that was complementary to those of other Nationwide large capitalization equity mutual funds in the marketplace.  NFA also sought to identify a subadviser who did not manage the same strategy in a competing mutual fund. To achieve these goals, NFA employed a subadviser selection process that was driven by qualitative, quantitative and risk due diligence processes. For those potential subadvisers that met the foregoing criteria, a number of additional factors were applied, including, but not limited to, firm stability and ownership structure; composition, experience, culture and compensation structure of the portfolio management team; available capacity for each Fund's assets; and the reasonableness of the candidate's fee and its consistency with each Fund's expense structure.  Discussions and onsite due diligence visits were then conducted with potential subadvisers to evaluate their investment strategies, management teams and operational capabilities.

BNY Mellon

Of the potential subadvisers that NFA evaluated, NFA determined that BNY Mellon best met the search criteria.

BNY Mellon seeks to provide investors with long-term growth of capital by outperforming the S&P 500® Index over a full market cycle while maintaining a similar level of market risk as the index. To achieve this goal, BNY Mellon seeks to identify and construct optimal portfolio that targets an equity-like level of volatility by allocating assets among equity securities, money market instruments, futures contracts the value of which are derived from the performance of equity and bond indexes, and options on equity index and bond futures contracts. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of U.S. issuers or derivatives the value of which are linked to securities of U.S. issuers. BNY Mellon's strategy is designed for investors seeking growth of capital by investing in a portfolio of equity and debt securities, and derivatives with investment characteristics similar to equity and debt securities, in order to achieve enhanced equity returns while maintaining a level of volatility risk that is similar to the S&P 500® Index. This is in contrast to a growth style of investing, which involves investing in companies whose earnings are expected to grow consistently faster than those of other companies.

NFA considered, among other things, BNY Mellon's investment strategy and process, strong and consistent risk-adjusted performance, and NFA's strong qualitative assessment of the firm. NFA also considered that BNY Mellon's use of futures contracts and options can create leverage in the Fund's portfolio and result in volatility, but also considered steps available to BNY Mellon to limit the portfolio's volatility. NFA expects that BNY Mellon's strategy will be consistent with the Fund's objective of seeking long-term capital growth and will help to differentiate the Fund's investment approach and returns from those of many other large-capitalization equity funds.

Vassilis Dagioglu, James H. Stavena and Joseph Miletich, CFA, are jointly and primarily responsible for the day-to-day management of the Fund.

Mr. Dagioglu is the head of the asset allocation portfolio management team. He is responsible for managing global tactical asset allocation, strategic asset allocation and multi-asset portfolios including total return, absolute return, multi-asset income, global macro as well as active commodities strategies. Since joining BNY Mellon, Mr. Dagioglu has managed several asset allocation portfolios such as mutual funds, hedge funds, and separately managed portfolios and helped develop custom portfolio solutions. Mr. Dagioglu joined BNY Mellon in 1999.

Mr. Stavena is a senior portfolio manager. He manages a team of portfolio managers responsible for the implementation of asset allocation strategies including global alpha, domestic, active currency, active commodity, and custom rules-based strategies. Mr. Stavena has extensive experience and a focus on the use of derivatives in quantitative investment strategies, as well as mutual fund implementations of asset allocation strategies. Mr. Stavena joined BNY Mellon in 1998.

Mr. Miletich, CFA, is a global investment strategist. He is responsible for articulating various strategies to clients and prospects, as well as participating in the refinement of current strategies and the development of new strategies. Mr. Miletich joined BNY Mellon in 2008.

Based on the foregoing considerations, NFA recommended to the Board that BNY Mellon be approved as the subadviser to the Fund.

BOARD CONSIDERATIONS

At a meeting held in-person on June 12, 2018, the Board, of which eight of the nine members are not considered to be "interested persons" of the Fund under the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees"), discussed and unanimously approved the appointment of BNY Mellon as the subadviser to the Fund. The Trustees were provided with detailed materials related to BNY Mellon in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the subadvisory agreement. The material factors and conclusions that formed the basis for the Board's approval are discussed below.

The Nature, Extent and Quality of the Services to be Provided by BNY Mellon as Subadviser. The Board considered the information provided by NFA as to BNY Mellon, including, among other things, information relating to BNY Mellon's investment strategy and process for the Fund. The Board also considered the experience of the investment personnel of BNY Mellon who would be managing the Fund.

Investment Performance. The Board considered information concerning the past performance record of BNY Mellon in managing an investment strategy comparable to the strategy it would use in managing the Fund's assets.

Fee Level. The Board considered that the subadvisory fee that NFA would pay to BNY Mellon is lower than the fee NFA previously paid to Boston Advisors. The Board took into account that the reduction in the subadvisory fees would result in an increase in the net advisory fee retained by NFA, and the bases on which NFA recommended that the benefits of the subadvisory fee reduction should be retained by NFA.

Profitability. No information was presented to the Board regarding the expected profitability of the subadvisory agreement.

Terms of the Subadvisory Agreement. The Board noted that the non-compensatory terms of the subadvisory agreement are substantially similar in all material respects to the terms of the subadvisory agreements that the Trust currently has in place with other series of the Trust.

Conclusion. Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Trustees, and all of the Independent Trustees voting separately, unanimously approved the subadvisory agreement for a two-year period commencing from the execution of the subadvisory agreement.

THE SUBADVISORY AGREEMENT

The subadvisory agreement with BNY Mellon, dated July 13, 2018 (the "Agreement"), was approved by the Board, including the Independent Trustees, on June 13, 2018. The terms of the Agreement are substantially similar to the terms of the previous subadvisory agreement with Boston Advisors. In accordance with the Manager of Managers Order, the Agreement was not submitted to the Fund's shareholders for their approval. The following is a summary of the material terms of the Agreement.

Term. The Agreement, solely with respect to the Fund, has an initial term that expires on May 1, 2020, and continues for successive one-year terms thereafter as long as its continuance is approved by the Board or by a vote of a majority of the outstanding shares of the Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement can be terminated on not more than 60 days' written notice by NFA, by a vote of a majority of the Independent Trustees on behalf of the Fund or a majority of the outstanding voting securities of the Fund, or on not less than 60 days' written notice by BNY Mellon. The Agreement terminates automatically if assigned by any party.

Fees. Under the Agreement, the annual subadvisory fee payable by NFA to BNY Mellon (as a percentage of the Fund's average daily net assets) is set forth in the table attached as Exhibit A. The overall advisory fees of the Fund will not increase and the subadvisory fee schedule with BNY Mellon is lower than the previous subadvisory fee schedule with Boston Advisors.

Duties. Under the Agreement, NFA is responsible for assigning all or a portion of the Fund's assets to BNY Mellon and for overseeing and reviewing the performance of BNY Mellon. BNY Mellon is required to manage the Fund's portfolio in accordance with the Fund's investment objectives and policies, subject to the supervision of NFA and the Board.

Brokerage. Under the Agreement, BNY Mellon is authorized to purchase and sell securities on behalf of the Fund through brokers or dealers BNY Mellon selects and to negotiate commissions to be paid on such transactions. In doing so, BNY Mellon is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

Indemnification. Under the Agreement, BNY Mellon and its affiliates and controlling persons cannot be held liable to NFA, the Trust, the Fund or the Fund's shareholders in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Agreement, or violation of applicable law.

BNY Mellon is required, under the Agreement, to indemnify NFA, the Trust, the Fund, and their respective affiliates and controlling persons for any liability or expenses sustained by them as a result of BNY Mellon's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law, as well as under certain other circumstances. The Agreement also contains provisions pursuant to which NFA and the Trust are required to indemnify BNY Mellon for any liability and expenses which may be sustained by BNY Mellon as a result of NFA's or the Trust's willful misfeasance, bad faith, gross negligence, reckless disregard of their respective duties or violation of applicable law.

Regulatory Pronouncements. The Agreement also includes provisions arising from regulatory requirements. These provisions include a requirement that BNY Mellon establish and maintain written proxy voting procedures in compliance with current applicable laws and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act. Also, the provisions include language required by Rule 17a-10 under the 1940 Act that permits BNY Mellon to execute securities transactions under limited circumstances through broker-dealers deemed to be affiliated with the Fund, subject to certain prohibitions on consultations between BNY Mellon and other subadvisers to the Fund or funds affiliated with the Fund.

Further Information. The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the text of the Agreement. A copy of the Agreement is on file with the SEC and is available (i) in person at the SEC's Public Reference Room in Washington, D.C. (upon payment of any applicable fees); (ii) by mail by sending your request to SEC Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102 (upon payment of any applicable fees); or (iii) at the SEC's website – http://www.sec.gov – through the EDGAR system.

OTHER INFORMATION ABOUT BNY MELLON

BNY Mellon is located at One Boston Place, 14th Floor, Boston, MA 02108. The following table sets forth the name and principal occupation of the principal executive officers of BNY Mellon. The address of each person listed below is One Boston Place, 14th Floor, Boston, MA 02108.

Name	Title
James Desmond Mac Intyre	President and Chief Executive Officer
Linda Tung Lillard	Executive Vice President & Chief Operating Officer
Jeff Jianfeng Zhang	Executive Vice President & Chief Investment Officer - Multi-Asset and Multi-Factor and Index
David C. Leduc	Chief Investment Officer - Active Fixed Income
David Antonio Daglio	Chief Investment Officer - Active Equity
John P. Shea	Chief Financial Officer
Jennifer Cassedy	Chief Compliance Officer
Adam Brett Joffe	Chief Business Officer

BNY Mellon was formed in 2018 when Mellon Capital Management, Standish Mellon Asset Management and The Boston

Company Asset Management merged. BNY Mellon is a corporation organized under the laws of the State of Delaware.

BNY Mellon is also subadviser to the NVIT Dynamic U.S. Growth Fund. The subadvisory fees of the NVIT Dynamic U.S. Growth Fund are identical to the subadvisory fees of the Fund.

MORE ABOUT FEES AND EXPENSES

The Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of the Fund's average daily net assets) as set forth in the table attached as Exhibit B.

During the fiscal year ended October 31, 2017, the Fund paid investment advisory fees to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

NFA serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement that was last approved by the Board, including a majority of the Independent Trustees, on March 7, 2018. The Investment Advisory Agreement was last approved by shareholders of the Fund on April 23, 2007. The key features of the Investment Advisory Agreement are described below.

Advisory Services. Under the Investment Advisory Agreement, NFA, subject to the supervision and direction of the Board: (i) sets the overall investment strategy for the Fund; (ii) has overall supervisory responsibility for the general management and investment of the Fund's assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment discretion to make all determinations with respect to the investment of a Fund's assets not otherwise assigned to a subadviser. With regard to subadvisers, NFA, subject to the supervision and direction of the Board: (i) researches and evaluates each subadviser, if any; (ii) performs initial due diligence on prospective subadvisers; (iii) monitors each subadviser's ongoing performance; (iv) communicates performance expectations and evaluations to each subadviser; and (v) recommends to the Board whether a subadviser's contract should be renewed, modified or terminated. NFA also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser. Finally, NFA is responsible for providing periodic reports to the Board concerning the Fund's business and investments as the Board requests.

Continuance. The Investment Advisory Agreement may be continued from year to year by a majority vote of the Board or by a vote of a majority of the outstanding shares of the Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval.

Termination. The Investment Advisory Agreement provides that it may be terminated, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, or by NFA, in each case, upon not more than 60 days' written notice to the other party. The Investment Advisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

As of September 7, 2018, the Fund had issued outstanding shares in the amounts as set forth in the table attached as Exhibit D.

As of September 7, 2018, to the Trust's knowledge, no person, except as set forth in the table at Exhibit E, had or shared voting or investment power over more than 5% of the outstanding shares of any class of the Fund.

As of September 7, 2018, the Executive Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of the Fund.

Although the Trust is not asking shareholders to vote on the approval of BNY Mellon as subadviser to the Fund, the Trust is required by the rules of the SEC to summarize the voting rights of shareholders. Whenever a matter affecting the Fund requires shareholder approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting instruction forms will be sent to the Fund's shareholders. Each share of the Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Shareholders also may revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Fund's shareholders.

The foregoing description of shareholder voting rights with respect to the Fund is only a summary of these rights. Whenever shareholder approval of a matter affecting the Fund is required, the proxy statement sent to shareholders will fully describe the voting rights of shareholders and the voting procedures that will be followed at the shareholder meeting.

Currently, Nationwide Fund Distributors LLC ("NFD"), an affiliate of NFA, acts as the Trust's principal underwriter. Under the terms of a Joint Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC ("NFM"), an indirect wholly owned subsidiary of Nationwide Financial Services, Inc. ("Nationwide Financial"), provides various administrative and accounting services, including daily valuation of the Fund's shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Fund. The address for NFA, NFD and NFM is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.

NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. The address for each of Nationwide Financial, Nationwide Corporation, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

No Officer or Trustee of the Trust is an officer, employee, or director of BNY Mellon, nor do any such Officers or Trustees own securities issued by BNY Mellon or have any other material direct or indirect interest in BNY Mellon.

The Trust will furnish, without charge, a copy of the Trust's most recent Annual Report to shareholders and Semiannual Report to shareholders succeeding the Annual Report, if any, upon request. This request may be made either by writing to the Trust at the address contained on the first page of this Information Statement or by calling toll-free (800) 848-0920. The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request. Copies of the Information Statement may be obtained, without charge, by calling toll-free (855) 835-8314.

By Order of the Board of Trustees of Nationwide Mutual Funds,

/s/ Eric E. Miller
Eric E. Miller, Secretary

September 27, 2018

EXHIBIT A

SUBADVISORY FEES

The annual subadvisory fees payable by NFA to BNY Mellon (as a percentage of the Fund's average daily net assets) are set forth in the following table:

Fund	Subadvisory Fees
Nationwide Dynamic U.S. Growth Fund
0.23% on Aggregate Subadviser Assets† of up to $500 million;
0.19% on Aggregate Subadviser Assets† of $500 million and more but less than $1 billion;
0.165% on Aggregate Subadviser Assets† of $1 billion and more but less than $5 billion; and
0.15% on Aggregate Subadviser Assets† of $5 billion and more.

† The term "Aggregate Subadviser Assets" shall mean the aggregate amount resulting from the combination of Subadviser Assets (as defined in the Subadvisory Agreement described in this Information Statement) of the Nationwide Dynamic U.S. Growth Fund together with the Subadviser Assets (as defined in a Subadvisory Agreement among Nationwide Variable Insurance Trust, Nationwide Fund Advisors and BNY Mellon Asset Management North America Corporation, dated July 13, 2018) of the NVIT Dynamic U.S. Growth Fund, a series of Nationwide Variable Insurance Trust.
A-1

EXHIBIT B

INVESTMENT ADVISORY FEES

The Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of the Fund's average daily net assets) as set forth in the following table:

Fund	Advisory Fees
Nationwide Dynamic U.S. Growth Fund
0.60% on assets up to $250 million;
0.575% on assets of $250 million and more but less than $1 billion;
0.55% on assets of $1 billion and more but less than $2 billion;
0.525% on assets of $2 billion and more but less than $5 billion; and
0.50% on assets of $5 billion and more.

B-1

EXHIBIT C

INVESTMENT ADVISORY FEES PAID TO NFA

The chart below sets forth the investment advisory fees paid by the Fund to NFA for the fiscal year ended October 31, 2017. The amount indicated is after fee waivers and expense reimbursements.

Fund	Advisory Fees
Nationwide Dynamic U.S. Growth Fund	$821,311
C-1

EXHIBIT D

OUTSTANDING SHARES

As of September 7, 2018, the Fund had issued outstanding shares in the amounts set forth in the table below:

Fund	Number of Shares Outstanding
Nationwide Dynamic U.S. Growth Fund – Class A	2,373,844.859
Nationwide Dynamic U.S. Growth Fund – Class C	466,816.236
Nationwide Dynamic U.S. Growth Fund – Class R	13,398,888.378
Nationwide Dynamic U.S. Growth Fund – Class R6	5,841.517
Nationwide Dynamic U.S. Growth Fund – Institutional Service Class	460,253.818
D-1

EXHIBIT E

5% SHAREHOLDERS

As of September 7, 2018, to the Trust's knowledge, no person, except as set forth in the table below, had or shared voting or investment power over more than 5% of the outstanding shares of any class (collectively, the "shares") of the Fund.

Account Holder	Number of Shares Beneficially Owned	Percentage of the Class Held by the Shareholder
Nationwide Dynamic U.S. Growth Fund Class A
LPL FINANCIAL SAN DIEGO, CA 92121	119,648.548	5.04%
Nationwide Dynamic U.S. Growth Fund Class C
FIRST CLEARING LLC SAINT LOUIS, MO 63103	175,647.828	37.69%
PERSHING LLC JERSEY CITY, NJ 07399	92,881.688	19.93%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL 32246	49,383.101	10.60%
MORGAN STANLEY SMITH BARNEY BALTIMORE, MD 21231	33,063.140	7.10%
UBS WM USA WEEHAWKEN, NJ 07086	29,792.608	6.39%
Nationwide Dynamic U.S. Growth Fund Class R
MID ATLANTIC TRUST COMPANY PITTSBURGH, PA 15222	5,257.103	90.00%
MID ATLANTIC TRUST COMPANY PITTSBURGH, PA 15222	422.343	7.23%
Nationwide Dynamic U.S. Growth Fund Institutional Service Class
LPL FINANCIAL SAN DIEGO, CA 92121	80,543.755	17.61%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	63,346.125	13.85%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ 07310	58,703.516	12.83%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	57,102.319	12.48%
NATIONWIDE TRUST COMPANY FSB COLUMBUS, OH 43218	50,927.591	11.13%
RAYMOND JAMES & ASSOC INC ST PETERSBURG, FL 33716	28,455.971	6.22%
UBS WM USA WEEHAWKEN, NJ 07086	23,778.293	5.20%

E-1

NATIONWIDE MUTUAL FUNDS
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848-0920

Nationwide Dynamic U.S. Growth Fund

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

September 27, 2018

This communication presents only an overview of the more complete information statement that is available to you on the internet relating to the Nationwide Dynamic U.S. Growth Fund (the "Fund"), a series of Nationwide Mutual Funds (the "Trust"). Until recently, the Fund was known as the "Nationwide Growth Fund." We encourage you to access and review all of the important information contained in the information statement.

The following material is available for view: Nationwide Dynamic U.S. Growth Fund Information Statement

The Information Statement details a recent subadviser change relating to the Fund. Specifically, the Board of Trustees of the Trust (the "Board") approved the selection of BNY Mellon Asset Management North America Corporation to serve as a new subadviser to the Fund. At the same time, the Board approved the termination of Boston Advisors, LLC as a subadviser to the Fund. These changes became effective July 16, 2018. The Trust has received an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that allows certain subadviser changes to be made without shareholder approval (the "Manager of Managers Order"). The Manager of Managers Order instead requires that the Information Statement be sent to you. Additionally, the Trust has received interpretive guidance from the staff of the SEC's Division of Investment Management allowing the Trust, in lieu of physical delivery of the Information Statement, to make the Information Statement available to you online.

All shareholders of record as of the date hereof will receive this Notice. This Notice will be sent to shareholders on or about October 12, 2018. The full Information Statement will be available on the Fund's website at http://www.nationwide.com/mutualfundsshareholdernews until January 15, 2019. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at (855) 835-8314.

If you want to receive a paper or email copy of the above listed document, you must request one. There is no charge to you for requesting a copy.

To reduce the volume of mail you receive, only one copy of this Notice will be mailed to your household (if you share the same last name and address). To request additional copies of this Notice, contact the Trust at (800) 848-0920 or by writing to Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701.